FIXED ASSETS (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Total fixed assets	$ 5,493,055	$ 5,398,561
Less accumulated depreciation and amortization	(2,848,052)	(2,353,996)
Fixed assets, net	2,645,003	3,044,565
Computer Software, Intangible Asset [Member]
Total fixed assets	4,000	4,000
Office Equipment [Member]
Total fixed assets	3,151,120	3,069,889
Leasehold Improvements [Member]
Total fixed assets	$ 2,337,935	$ 2,324,672